2Q17/FY17 Earnings Release	Page 1 of 4

For more information contact:

Investor Relations
Jason Willey
(206) 272-7908
j.willey@f5.com

Public Relations
Nathan Misner
(206) 272-7494
n.misner@f5.com

F5 Networks Announces Second Quarter Fiscal 2017 Results
SEATTLE, WA - April 26, 2017 - F5 Networks, Inc. (NASDAQ: FFIV) today announced revenue of $518.2 million for the second quarter of fiscal 2017, up 7.1% from $483.7 million in the second quarter of fiscal 2016. Growth compared with the second quarter of fiscal 2016 was driven by solid execution in the Americas and strong sales of security solutions. Partially offsetting these positive trends was continued soft demand in Europe.
GAAP net income for the second quarter of fiscal 2017 was $93.1 million, or $1.43 per diluted share, compared to $75.4 million, or $1.11 per diluted share in the second quarter of 2016. Non-GAAP net income for the second quarter of fiscal 2017 was $127.0 million, or $1.95 per diluted share, compared to $114.0 million, or $1.68 per diluted share in the second quarter of fiscal 2016.
A reconciliation of net income, earnings per share, and other measures on a GAAP to non-GAAP basis is included on the attached Consolidated Income Statements.
In the just completed quarter, several new products were introduced including 40-Gigabit BIG-IP virtual editions, Herculon SSL Orchestrator and Herculon DDoS Hybrid Defender purpose-built security products, as well as the latest version of our BIG-IP operating system, TMOS 13.0. BIG-IP iSeries products continue to be well received by customers with adoption trends tracking in line with past major product refresh cycles. The BIG-IP iSeries appliance family was architected to offer massive performance and scalability across the entire line, and these programmable, software-defined hardware platforms include features designed to simplify private cloud deployments and hybrid cloud build-outs.
Several new products scheduled to begin shipping in the current quarter are designed to help enable customers to deploy their applications across a variety of cloud environments. These solutions include Application Connector 1.0 for connecting public and private cloud application infrastructures, support for BIG-IP in the Google Public Cloud, and Container Connector and Application Services Proxy for microservices environments.
“My early internal and external interactions have reinforced my enthusiasm for joining the F5 team and my view that the company offers a compelling platform for growth,” said François Locoh-Donou, F5 President and Chief Executive Officer. “I am excited by the new products and services we continue to bring to market and I look forward to actively engaging with our customers and key strategic partners around these offerings.
“With a strong culture of technology innovation and a solid financial foundation, F5 is uniquely positioned to address our customers' evolving demands around securing and optimizing performance of their mission-critical business applications.”

2Q17/FY17 Earnings Release	Page 2 of 4

For the third quarter of fiscal 2017, ending June 30, the company has set a revenue goal of $520 million to $530 million with a GAAP earnings target of $1.47 to $1.50 per diluted share and a non-GAAP earnings target of $2.01 to $2.04 per diluted share.
A reconciliation of the company’s expected GAAP and non-GAAP earnings is provided in the following table:

	Three months ended
	June 30, 2017

Reconciliation of Expected Non-GAAP Third Quarter Earnings	Low	High
Net income	$94.8	$96.8
Stock-based compensation expense	$44.0	$44.0
Amortization of purchased intangible assets	$2.8	$2.8
Tax effects related to above items	$(12.1)	$(12.1)
Non-GAAP net income excluding stock-based compensation expense and amortization of purchased intangible assets	$129.5	$131.5
Net income per share - diluted	$1.47	$1.50
Non-GAAP net income per share - diluted	$2.01	$2.04

2Q17/FY17 Earnings Release	Page 3 of 4

Forward Looking Statements
This press release contains forward-looking statements including, among other things, statements regarding the continuing strength and momentum of F5's business, future financial performance, sequential growth, projected revenues including target revenue and earnings ranges, income, earnings per share, share amount and share price assumptions, demand for application delivery networking, application delivery services, security, virtualization and diameter products, expectations regarding future services and products, expectations regarding future customers, markets and the benefits of products, and other statements that are not historical facts and which are forward-looking statements. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors. Such forward-looking statements involve risks and uncertainties, as well as assumptions and other factors that, if they do not fully materialize or prove correct, could cause the actual results, performance or achievements of the company, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, but are not limited to: customer acceptance of our new traffic management, security, application delivery, optimization, diameter and virtualization offerings; the timely development, introduction and acceptance of additional new products and features by F5 or its competitors; competitive factors, including but not limited to pricing pressures, industry consolidation, entry of new competitors into F5’s markets, and new product and marketing initiatives by our competitors; increased sales discounts; uncertain global economic conditions which may result in reduced customer demand for our products and services and changes in customer payment patterns; global economic conditions and uncertainties in the geopolitical environment; overall information technology spending; litigation involving patents, intellectual property, shareholder and other matters, and governmental investigations; natural catastrophic events; a pandemic or epidemic; F5's ability to sustain, develop and effectively utilize distribution relationships; F5's ability to attract, train and retain qualified product development, marketing, sales, professional services and customer support personnel; F5's ability to expand in international markets; the unpredictability of F5's sales cycle; F5’s share repurchase program; future prices of F5's common stock; and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission, including our most recent reports on Form 10-K and Form 10-Q and current reports on Form 8-K that we may file from time to time, which could cause actual results to vary from expectations. The financial information contained in this release should be read in conjunction with the consolidated financial statements and notes thereto included in F5’s most recent reports on Forms 10-Q and 10-K as each may be amended from time to time. All forward-looking statements in this press release are based on information available as of the date hereof and qualified in their entirety by this cautionary statement. F5 assumes no obligation to revise or update these forward-looking statements.

2Q17/FY17 Earnings Release	Page 4 of 4

GAAP to non-GAAP Reconciliation
F5’s management evaluates and makes operating decisions using various operating measures. These measures are generally based on the revenues of its products, services operations and certain costs of those operations, such as cost of revenues, research and development, sales and marketing and general and administrative expenses. One such measure is net income excluding stock-based compensation, amortization of purchased intangible assets and acquisition-related charges, net of taxes, which is a non-GAAP financial measure under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. This measure consists of GAAP net income excluding, as applicable, stock-based compensation, amortization of purchased intangible assets and acquisition-related charges. This measure of non-GAAP net income is adjusted by the amount of additional taxes or tax benefit that the company would accrue if it used non-GAAP results instead of GAAP results to calculate the company’s tax liability. Stock-based compensation is a non-cash expense that F5 has accounted for since July 1, 2005 in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 Compensation—Stock Compensation (“FASB ASC Topic 718”). Amortization of intangible assets is a non-cash expense. Investors should note that the use of intangible assets contribute to revenues earned during the periods presented and will contribute to revenues in future periods. Acquisition-related expenses consist of professional services fees incurred in connection with acquisitions. In addition, expense related to a jury verdict and other associated costs of that patent litigation have been excluded from GAAP net income for the purpose of measuring non-GAAP earnings and earnings per share in fiscal 2016 and 2017.
Management believes that non-GAAP net income per share provides useful supplemental information to management and investors regarding the performance of the company’s core business operations and facilitates comparisons to the company’s historical operating results. Although F5’s management finds this non-GAAP measure to be useful in evaluating the performance of the core business, management’s reliance on this measure is limited because items excluded from such measures could have a material effect on F5’s earnings and earnings per share calculated in accordance with GAAP. Therefore, F5’s management will use its non-GAAP earnings and earnings per share measures, in conjunction with GAAP earnings and earnings per share measures, to address these limitations when evaluating the performance of the company’s core business. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures in accordance with GAAP.
F5 believes that presenting its non-GAAP measure of earnings and earnings per share provides investors with an additional tool for evaluating the performance of the company’s core business and which management uses in its own evaluation of the company’s performance. Investors are encouraged to look at GAAP results as the best measure of financial performance. However, while the GAAP results are more complete, the company provides investors this supplemental measure since, with reconciliation to GAAP, it may provide additional insight into the company’s operational performance and financial results.
For reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, please see the section in our Consolidated Income Statements entitled “Non-GAAP Financial Measures.”
About F5
F5 (NASDAQ: FFIV) makes apps go faster, smarter, and safer for the world’s largest businesses, service providers, governments, and consumer brands. F5 delivers cloud and security solutions that enable organizations to embrace the application infrastructure they choose without sacrificing speed and control. For more information, go to f5.com. You can also follow @f5networks on Twitter or visit us on LinkedIn and Facebook for more information about F5, its partners, and technologies.

F5 Networks, Inc.
Consolidated Balance Sheets
(unaudited, in thousands)

	March 31,	September 30,
	2017	2016
ASSETS
Current assets
Cash and cash equivalents	$655,773	$514,571
Short-term investments	358,851	367,824
Accounts receivable, net of allowances of $2,005 and $2,062	293,872	268,175
Inventories	32,548	34,051
Deferred tax assets	52,777	51,601
Other current assets	51,022	52,579
Total current assets	1,444,843	1,288,801
Property and equipment, net	126,705	123,248
Long-term investments	200,253	276,375
Deferred tax assets	1,992	2,044
Goodwill	555,965	555,965
Other assets, net	58,159	59,890
Total assets	$2,387,917	$2,306,323
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Accounts payable	$47,289	$34,117
Accrued liabilities	184,234	178,353
Deferred revenue	684,495	631,768
Total current liabilities	916,018	844,238
Other long-term liabilities	37,051	34,138
Deferred revenue, long-term	245,094	238,473
Deferred tax liabilities	5,149	4,212
Total long-term liabilities	287,294	276,823
Commitments and contingencies
Shareholders’ equity
Preferred stock, no par value; 10,000 shares authorized, no shares outstanding	—	—
Common stock, no par value; 200,000 shares authorized, 64,111 and 65,315 shares issued and outstanding	19,401	13,191
Accumulated other comprehensive loss	(15,469)	(13,194)
Retained earnings	1,180,673	1,185,265
Total shareholders’ equity	1,184,605	1,185,262
Total liabilities and shareholders’ equity	$2,387,917	$2,306,323

F5 Networks, Inc.
Consolidated Income Statements
(unaudited, in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	March 31,		March 31,
	2017	2016	2017	2016
Net revenues
Products	$241,080	$225,441	$480,563	$460,119
Services	277,168	258,236	553,643	513,044
Total	518,248	483,677	1,034,206	973,163
Cost of net revenues (1)(2)
Products	43,928	39,908	85,604	82,559
Services	43,984	42,322	87,570	85,354
Total	87,912	82,230	173,174	167,913
Gross profit	430,336	401,447	861,032	805,250
Operating expenses (1)(2)
Sales and marketing	164,705	156,469	329,219	313,925
Research and development	89,234	86,294	176,284	167,439
General and administrative	38,009	34,803	79,687	69,056
Litigation expense	(135)	8,948	(135)	8,948
Total	291,813	286,514	585,055	559,368
Income from operations	138,523	114,933	275,977	245,882
Other income, net	1,302	133	3,945	1,268
Income before income taxes	139,825	115,066	279,922	247,150
Provision for income taxes	46,687	39,651	92,566	82,019
Net income	$93,138	$75,415	$187,356	$165,131

Net income per share — basic	$1.44	$1.12	$2.89	$2.41
Weighted average shares — basic	64,479	67,549	64,841	68,557

Net income per share — diluted	$1.43	$1.11	$2.87	$2.40
Weighted average shares — diluted	65,028	67,804	65,389	68,881

Non-GAAP Financial Measures
Net income as reported	$93,138	$75,415	$187,356	$165,131
Stock-based compensation expense (3)	43,895	41,773	90,506	80,006
Amortization of purchased intangible assets	3,292	3,519	6,695	6,922
Litigation expense	(135)	8,948	(135)	8,948
Tax effects related to above items	(13,184)	(15,649)	(27,150)	(26,437)
Net income excluding stock-based compensation expense, amortization of purchased intangible assets and litigation expense (non-GAAP) - diluted	$127,006	$114,006	$257,272	$234,570

Net income per share excluding stock-based compensation expense, amortization of purchased intangible assets and litigation expense (non-GAAP) - diluted	$1.95	$1.68	$3.93	$3.41

Weighted average shares - diluted	65,028	67,804	65,389	68,881

(1) Includes stock-based compensation expense as follows:
Cost of net revenues	$5,554	$4,851	$10,771	$9,286
Sales and marketing	18,110	15,957	35,160	30,832
Research and development	13,884	13,784	27,816	26,614
General and administrative	6,347	7,181	16,759	13,274
	$43,895	$41,773	$90,506	$80,006

(2) Includes amortization of purchased intangible assets as follows:
Cost of net revenues	$2,532	$2,666	$5,317	$5,333
Sales and marketing	251	487	503	973
General and administrative	509	366	875	616
	$3,292	$3,519	$6,695	$6,922

(3)    Stock-based compensation is accounted for in accordance with the fair value recognition provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation – Stock Compensation (“FASB ASC Topic 718”)

F5 Networks, Inc.
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Six Months Ended
	March 31,
	2017	2016
Operating activities
Net income	$187,356	$165,131
Adjustments to reconcile net income to net cash provided by operating activities:
Realized (gain) loss on disposition of assets and investments	(7)	31
Stock-based compensation	90,506	80,006
Provisions for doubtful accounts and sales returns	455	522
Depreciation and amortization	30,278	27,847
Deferred income taxes	(214)	7,424
Changes in operating assets and liabilities:
Accounts receivable	(26,152)	12,726
Inventories	1,504	(1,462)
Other current assets	1,449	(16,302)
Other assets	(942)	(126)
Accounts payable and accrued liabilities	21,072	1,844
Deferred revenue	59,347	59,348
Net cash provided by operating activities	364,652	336,989
Investing activities
Purchases of investments	(146,236)	(138,925)
Maturities of investments	187,660	173,165
Sales of investments	40,737	47,742
(Increase) decrease in restricted cash	(36)	8
Acquisition of intangible assets	(4,000)	(3,250)
Purchases of property and equipment	(23,715)	(29,793)
Net cash provided by investing activities	54,410	48,947
Financing activities
Excess tax benefit from stock-based compensation	5,239	1,378
Proceeds from the exercise of stock options and purchases of stock under employee stock purchase plan	18,868	18,594
Repurchase of common stock	(300,042)	(400,077)
Net cash used in financing activities	(275,935)	(380,105)
Net increase in cash and cash equivalents	143,127	5,831
Effect of exchange rate changes on cash and cash equivalents	(1,925)	2,034
Cash and cash equivalents, beginning of period	514,571	390,460
Cash and cash equivalents, end of period	$655,773	$398,325